TOWER MUTUAL FUNDS
                 COMBINED STATEMENT OF ADDITIONAL INFORMATION
   This Combined Statement of Additional Information should be read with the combined prospectus of Tower Mutual Funds (the "Trust") dated October 31, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus, write the Trust or call toll-free 1-800-999-0124.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated October 31, 1995

     THE SHARES OF THE TOWER MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF HIBERNIA NATIONAL BANK OR ITS AFFILIATES, ARE NOT ENDORSED OR GUARANTEED BY HIBERNIA NATIONAL BANK OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.
     INVESTMENT IN THE SHARES OF THE TOWER MUTUAL FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
     THE TOWER CASH RESERVE FUND AND THE TOWER U.S. TREASURY MONEY MARKET FUND ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO DO SO.










           FEDERATED SECURITIES CORP.

           Distributor

TABLE OF CONTENTS                         TRANSFER AGENT, DIVIDEND DISBURSING
                                          AGENT, AND PORTFOLIO ACCOUNTING
GENERAL INFORMATION ABOUT THE FUND 1
                                          SERVICES                   14
INVESTMENT OBJECTIVE AND
POLICIES OF THE FUNDS      1

 When-Issued and Delayed Delivery
  Transactions             1
 Lending of Portfolio Securities 1
 Reverse Repurchase Agreements   1
 Futures and Options Transactions1
 Restricted Securities     4
 Warrants                  4
 Louisiana Municipal Bond Isuers 4
 AMBAC Indemnity Corporation  5
 Financial Guaranty Insurance
  Company                  5
 Financial Security Assurance Inc. 5
 Zero-Coupon Securities    5
 Portfolio Turnover        6
INVESTMENT LIMITATIONS     6

TOWER MUTUAL FUNDS MANAGEMENT 11

 Officers and Trustees     11
 Fund Ownership            12
 Trustee Liability         13
INVESTMENT ADVISORY SERVICE13

 Adviser to the Trust      13
 Advisory Fees             13
ADMINISTRATIVE SERVICES    14


CUSTODIAN                  14

BROKERAGE TRANSACTIONS     14

PURCHASING SHARES          15

 Distribution Plan         15
 Conversion To Federal Funds  15
DETERMINING NET ASSET VALUE15

 Determining Market Value of
  Securities               15
EXCHANGE PRIVILEGE         17

 Requirement for Exchange  17
 Making an Exchnage        17
REDEEMING SHARES           17

 Redemption in Kind        17
TAX STATUS                 18

 The Funds' Tax Status     18
 Shareholders' Tax Status  18
TOTAL RETURN               18

YIELD                      18

TAX-EQUIVALENT YIELD       19

PERFORMANCE INFORMATION    20

APPENDIX                   22

GENERAL INFORMATION ABOUT THE FUNDS

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 8, 1988. As of the date of this Statement, the Trust consists of six separate portfolios of securities (the "Funds") which are as follows: Tower Capital Appreciation Fund ("Capital Appreciation Fund"), Tower Louisiana Municipal Income Fund ("Louisiana Municipal Income Fund"), Tower Total Return Bond Fund ("Total Return Bond Fund"), Tower U.S. Government Income Fund ("U.S. Government Income Fund"), Tower Cash Reserve Fund ("Cash Reserve Fund"), and Tower U.S. Treasury Money Market Fund ("U.S. Treasury Money Market Fund" and together with the Cash Reserve Fund, the "Money Market Funds").
INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

The Prospectus discusses the objective of each Fund and the policies it employs to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the Prospectus.
The Funds' respective investment objectives cannot be changed without approval of shareholders. The investment policies described below may be changed by the Board of Trustees (the "Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.

LENDING OF PORTFOLIO SECURITIES
The Funds (except the Money Market Funds) may lend portfolio securities. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
REVERSE REPURCHASE AGREEMENTS
The Funds (except U.S. Treasury Money Market Fund) may invest in reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future such Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

FUTURES AND OPTIONS TRANSACTIONS
The Funds (except the Money Market Funds) may engage in or reserve the right to engage in put and call options, financial futures, and options of futures as discussed for those Funds in the prospectus. For purpose of the Capital Appreciation Fund, financial futures may include stock index futures.
The Funds will maintain positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.
  FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt securities issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government.
     In the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge their holdings of securities, the Funds could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect themselves against the possibility that the prices of their securities may decline during the Funds' anticipated holding period. The Funds would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
  PURCHASING PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     A Fund could purchase put options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates or as a means of reducing fluctuations in the net asset value of shares of the Fund. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by such Fund for the original option plus the realized decrease in value of the hedged securities.
     Alternately, a Fund may exercise its put to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.
  WRITING CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, a Fund may write listed call options on futures contracts for U.S. government securities to hedge its portfolio against an increase in market interest rates. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, a Fund's obligation under a call option on a future (to sell a futures contact) costs less to fulfill, causing the value of such Fund's call option position to increase.
     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that Fund keeps the premium received for the option. This premium can offset the drop in value of such Fund's fixed income securities which is occurring as interest rates rise.
     Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, such Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option.
     The new premium income of the Fund will then offset the decrease in value of the hedged securities.
  WRITING PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Funds may write listed put options on financial futures contracts for U.S. government securities to hedge its portfolio against a decrease in market interest rates. When a Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As market interest rates decrease, the market price of the underlying futures contract increases. As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in market interest rates.

     Prior to the expiration of the put option, or its exercise by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by such Fund for the initial option.
  PURCHASING CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     When a Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of such Fund's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contract below market price.
  LIMITATION ON OPEN FUTURES POSITION
     A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  MARGIN IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is know as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expires. In computing its daily net asset value, a Fund will mark-to-market its open futures positions.
     The Funds are also required to deposit and maintain margin when they write call options on futures contracts.
  PURCHASING PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES
     The Funds may purchase put and call options on portfolio securities to protect against price movements in particular securities. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives a Fund, in return for a premium, the right to buy the underlying security from the seller.
     The Capital Appreciation Fund may only buy put options which are listed on a recognized options exchange.
  WRITING COVERED PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES
     As writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. As a writer of a put option, a Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.
     A Fund may only write call options either on securities held in it portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, a Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.
RESTRICTED SECURITIES
The Capital Appreciation Fund, Louisiana Municipal Income Fund, and Total Return Bond Fund may invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. The Funds will not invest more than 10% of the value of its total assets in restricted securities.
The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:
   o the frequency of trades and quotes for the security;
   o the number of dealers willing to purchase or sell the security and the number of potential buyers;

   o dealer undertakings to make a market in the security; and
   o the nature of the security and the nature of the marketplace trades.
The Funds may invest in commercial paper issued in reliance on an exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors, like the Funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2), thus providing liquidity.
WARRANTS
The Capital Appreciation Fund may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

LOUISIANA MUNICIPAL BOND INSURERS
If a high-rated security loses its rating or has its rating reduced after the Louisiana Municipal Income Fund has purchased it, the Fund is not required to drop the security from its portfolio, but may consider doing so. If ratings made by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus. Municipal bond insurance may be provided by one or more of the following insurers or any other municipal bond insurer which is rated Aaa by Moody's or AAA by S&P.
  MUNICIPAL BOND INVESTORS ASSURANCE CORP.
     Municipal Bond Investors Assurance Corp. ("MBIA") is a wholly-owned subsidiary of MBIA, Inc., a Connecticut insurance company, which is owned by The Aetna Life and Casualty, Credit Local DeFrance CAECL, S.A., The Fund American Companies, and the public. The investors of MBIA, Inc., are not obligated to pay the obligations of MBIA. MBIA, domiciled in New York, is regulated by the New York State Insurance Department and licensed to do business in various states. The address of MBIA is 113 King Street, Armonk, New York 10504, and its telephone number is (914) 273-4345. S&P has rated the claims-paying ability of MBIA "AAA."
  AMBAC INDEMNITY CORPORATION
     AMBAC Indemnity Corporation ("AMBAC") is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin, and licensed to do business in various states. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a financial holding company which is owned by the public. Copies of certain statutorily required filings of AMBAC can be obtained from AMBAC. The address of AMBAC's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004, and its

     telephone number is (212)668-0340. S&P has rated the claims-paying ability of AMBAC "AAA."
  FINANCIAL GUARANTY INSURANCE COMPANY
     Financial Guaranty Insurance Company ("Financial Guaranty") is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is wholly-owned by General Electric Capital Corporation. The investors of FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is subject to regulation by the state of New York Insurance Department and is licensed to do business in various states. The address of Financial Guaranty is 115 Broadway, New York, New York 10006, and its telephone number is (212) 312-3000. S&P has rated the claims-paying ability of Financial Guaranty "AAA."
  FINANCIAL SECURITY ASSURANCE INC.
     Financial Security Assurance Inc. (FSA) insures municipal, asset-backed and residential mortgage-backed obligations. FSA is a majority-owned subsidiary of US West Capital Corp. US West is attempting to find a buyer for FSA. The address of FSA is 350 Park Avenue, New York, New York 10022, and its telephone number is (212) 826-0100. The claims-paying ability for FSA holds the highest available ratings from Moody's (Aaa) and S&P (AAA).
ZERO-COUPON SECURITIES
The Funds may invest in Zero-Coupon Securities. Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.
Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer of holder thereof), in trust on behalf of the owners thereof.
In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificated or other evidence of ownership of the underlying U.S. Treasury securities.
When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.
PORTFOLIO TURNOVER
The Louisiana Municipal Income Fund conducts portfolio transactions to accomplish its investment objective as interest rates change, to invest new money obtained from selling its shares, and to meet redemption requests. The Fund may trade or dispose of portfolio securities at any time if it appears that trading or selling the securities will help the Fund achieve its investment objective. For fiscal years ended August 31, 1995 and 1994, the portfolio turnover rates were 22% and 33%, respectively.
The Total Return Bond Fund may trade or dispose of portfolio securities as considered necessary to meet its investment objective. For the fiscal years ended August 31, 1995 and August 31, 1994, the portfolio turnover rates were 91% and 96%, respectively.
Although the U.S. Government Income Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. For the fiscal years ended August 31, 1995 and 1994, the portfolio turnover rates were 5% and 26%, respectively.
The Capital Appreciation Fund's portfolio turnover rate for the fiscal years ended August 31, 1995, and 1994 were
69% and 118%, respectively.

INVESTMENT LIMITATIONS

DIVERSIFICATION OF INVESTMENTS
With respect to 75% of the value of its total assets, the Capital Appreciation Fund will not purchase securities of any one issuer, except cash and cash items and securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. To comply with certain state restrictions, the Fund will not purchase securities of any issuer, except for securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in securities of that issuer. (If state restrictions change, this latter restriction may be revised without shareholder approval or notification.)
The Capital Appreciation Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.
 With respect to 75% of the value of the Total Return Bond Fund's total assets the Fund will not invest more than 5% of the value of its total assets in any one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations). The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.
The Cash Reserve Fund will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except cash or cash items, repurchase agreements, and U.S. government obligations.
The Capital Appreciation Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.
With respect to securities comprising 75% of the value of its total assets, the U.S. Treasury Money Market Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. Treasury securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
(For purposes of the foregoing limitations, the Funds consider instruments issued by a domestic or foreign bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items.")
CONCENTRATION OF INVESTMENTS
The Capital Appreciation Fund will not invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry. The Total Bond Fund will not invest 25% or more of the value of its total assets in any one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry. The Cash Reserve Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.
ACQUIRING SECURITIES
The Cash Reserve Fund will not acquire the voting securities of any issuer.
It will not invest in securities issued by any other investment company. It will not invest in securities of a company for the purpose of exercising control or management.
INVESTING IN COMMODITIES
The Capital Appreciation Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase put options on portfolio securities and on financial futures contracts as a hedging strategy and not for speculative purposes. In addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts. The Fund will notify shareholders before such a change in its operating policies is implemented.
The Louisiana Municipal Income Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. The Fund may, however, enter into future contracts on financial instruments or financial indexes and may purchase or sell options on such futures contracts. Such investments will be used as a hedging strategy only and not for speculative purposes and will not exceed 5% of the Fund's total net assets.
The Total Return Bond Fund will not purchase or sell commodities or commodities futures contracts. However, the Fund may purchase put and call options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts and to sell puts and calls on financial futures contracts.
The U.S. Government Income Fund will not purchase or sell commodities, except that the Fund may purchase or sell financial futures contracts and related options.
The Cash Reserve Fund will not invest in commodities or commodity contracts. The U.S. Treasury Money Market Fund will not buy or sell commodities, commodity contracts, or commodities futures contracts.
ISSUING SENIOR SECURITIES AND BORROWING
The Capital Appreciation Fund, Louisiana Municipal Income Fund, U.S. Government Income Fund, and Cash Reserve Fund will not issue senior securities except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets (net assets in the case of the U.S. Government Income Fund) including the amount borrowed. A Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the

Fund to meet redemption requests when the liquidation of portfolios securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, a Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.
The Total Return Bond Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.
The U.S. Treasury Money Market Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money except as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.
PLEDGING ASSETS
The Capital Appreciation Fund, Louisiana Municipal Income Fund, U.S. Government Income Fund, and Cash Reserve Fund will not mortgage, pledge, or hypothecate securities, except to secure permissible borrowings. In those cases, a Fund may pledge assets having a value of 15% of its assets taken at cost.
The Total Return Bond Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing. The U.S. Government Income Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets as the time of the borrowing. Neither the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options on U.S. government securities nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge.
To comply with certain state restrictions, the Funds will limit these pledge of assets to 10% of its net assets at market. (If state restrictions change, this latter restriction may be revised without shareholder approval or notification.)
SELLING SHORT AND BUYING ON MARGIN
The Funds will not sell securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
UNDERWRITING
The Capital Appreciation Fund and Louisiana Municipal Income Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

The Total Return Bond Fund, U.S. Government Income Fund, and U.S. Treasury Money Market Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.
The Cash Reserve Fund will not engage in underwriting of securities issued by others.
INVESTING IN REAL ESTATE
The Capital Appreciation Fund and Louisiana Municipal Income Fund will not purchase or sell real estate including limited partnership interests, although a Fund may invest in securities secured by real estate or interest in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.
The Total Return Bond and U.S. Government Income Fund will not buy or sell real estate, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
The Cash Reserve Fund will not invest in real estate, except that it may purchase money market instruments issued by companies that invest in real estate or sponsor such interests. In order to comply with registration requirements of a particular state, the Cash Reserve Fund will not invest in real estate limited partnerships. (If state requirements change, this limitation may be revised without notice to shareholders.)
The U.S. Treasury Money Market Fund will not purchase or sell real estate, including limited partnership interests.
LENDING CASH OR SECURITIES
The Capital Appreciation Fund will not lend any of its assets, except portfolio securities . It may purchase or hold bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by its investment objective and policies.
The Louisiana Municipal Income will not lend any assets except portfolio securities up to one-third of the value of its total assets. The Fund may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations.
The Total Return Bond Fund will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies.
The U.S. Government Income Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets.
The Cash Reserve Fund will not lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective and policies.
The U.S. Treasury Money Market Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, permitted by its investment objective, policies and limitations or Declaration of Trust. INVESTING IN MINERALS
The Capital Appreciation Fund and Louisiana Municipal Income Fund will not invest in interests in oil, gas, or other mineral exploration or development programs or leases, other than debentures or equity stock interests.
The U.S. Government Income Fund will not purchase or sell oil, gas, or other mineral exploration or development programs.
Except as noted, the above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Except as noted, shareholders will be notified before any material change in these limitations becomes effective. PURCHASING SECURITIES TO EXERCISE CONTROL
The Funds will not purchase securities of a company for the purpose of exercising control or management.
INVESTING IN WARRANTS
The Capital Appreciation Fund will not invest more than 5% of its assets in warrants, including those acquired in units or attached to other securities. To comply with certain state restrictions, the Fund will limit its investment in such warrants not listed on New York or American Stock Exchanges to 2% of its total assets. (If state restrictions change, this latter restriction may be revised without notice to shareholders.) For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Fund in units with or attached to securities may be deemed to be without value.
INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Funds will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any investment company, or invest no more than 10% of its total assets in investment companies in general. The Funds will purchase securities of investment companies only in open-market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, or acquisition of assets. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. The Funds will invest in other investment companies primarily for the purposes of investing its short-term cash on a temporary basis. The adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

INVESTING IN NEW ISSUERS
The Funds will not invest more than 5% of the value of their total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.
The Louisiana Municipal Income Fund will not invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest is the responsibility of companies (or, guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.
INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST
The Funds will not purchase or retain the securities of any issuer if the officers and Trustees of the Funds or their adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
ARBITRAGE TRANSACTIONS
To comply with certain state restrictions, the Funds will not enter into transactions for the purpose of engaging in arbitrage. If state requirements change, this restriction may be revised without shareholder notification. WRITING COVERED CALL OPTIONS AND PURCHASING PUT OPTIONS
The Capital Appreciation Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's net assets would be invested in premiums on open put option positions. The Total Return Bond Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio. The Fund will not write put or call options or purchase put or call options in excess of 5% of the value of its total assets.
The U.S. Government Income Fund will not write covered put and call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio.
INVESTING IN RESTRICTED SECURITIES
The Capital Appreciation Fund will not purchase restricted securities if immediately thereafter more than 10% of the total assets of the Fund, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933). To comply with certain state restrictions, the Fund will limit these transactions to 5% of its net assets. (If state restrictions change, this latter restriction may be revised without shareholder approval or notification.)
The Total Return Bond Fund may invest up to 10% of its total assets in restricted securities. Certain restricted securities which the Trustees deem to be liquid will be excluded from this limitation. The restriction is not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933.
The Louisiana Municipal Income Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933.
INVESTING IN MINERALS
The Total Return Bond Fund will not purchase in oil, gas, or other mineral exploration or development programs or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.

The U.S. Treasury Money Market Fund will not purchase oil, gas, or other mineral exploration or development programs or leases.
In order to comply with registration requirements of a particular state, the Cash Reserve Fund will not invest in oil, gas, or other mineral leases. (If state requirements change, these limitations may be revised without notice to shareholders.)
The Capital Appreciation Fund did not borrow money, pledge securities or invest in illiquid securities in excess of 5% of the value of its net assets in the last fiscal year and has no present intent to do so during the coming fiscal year. To comply with registration requirements in certain states, the Fund (1) will limit the aggregate value of the assets underlying covered call options or put options written by the Fund to not more than 25% of its net assets, (2) will limit the premiums paid for options purchased by the Fund to 20% of its net assets, and (3) limit the margin deposits on futures contracts entered into by the Fund to 5% of its net assets. (If state requirements change, these restrictions may be revised without shareholder notification.) The Louisiana Municipal Income Fund did not borrow money or pledge securities in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming fiscal year.
The U.S. Government Income Fund did not engage in reverse repurchase agreements, borrow money, or invest in illiquid securities in excess of 5% of the value of its net assets in the last fiscal year and has no present intent to do so during the coming year.
The Cash Reserve Fund did not borrow money or engage in when-issued and delayed delivery transactions in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so during the coming year.
The U.S. Treasury Money Market Fund does not expect to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment a later increase or decrease in percentage resulting from any change in value of a Fund's net assets will not result in a violation of any of the above restrictions.
TOWER MUTUAL FUNDS MANAGEMENT

OFFICERS AND TRUSTEES
Officers and Trustees are listed with their addresses, principal occupations, and present positions, including any affiliation with Hibernia National Bank, Hibernia Corporation, Federated Investors, Federated Securities Corp., and Federated Administrative Services.
Edward C. Gonzales*+
Federated Investors Tower
Pittsburgh, PA
President, Trustee and Treasurer
Vice President, Treasurer and Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated Management, and Federated Research; Executive Vice President, Treasurer, and Director, Federated Securities Corp.; CEO, Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee, Federated Services Company and Federated Shareholder Services; Vice President and Treasurer Passport Research Limited; Vice President and Treasurer of certain investment companies advised or distributed by affiliates of Federated Investors.
Robert L. diBenedetto, M.D.
781 Colonial Drive
Baton Rouge, LA
Trustee
Gynecologist; Medical Director, Woman's Hospital; Vice President, Investment and Audit; President, Louisiana Medical Mutual Insurance Company; Medical Director, Women's Hospital Physician Hospital Organization.


James A. Gayle, Sr.
613 Turtle Creek Drive
Shreveport, LA
Trustee
Vice President of Government Affairs and Community Development and Director, Shreveport Chamber of Commerce; Director, Louisiana Forestry Association; Director, Anthony Forest Products Company, Inc.; Retired from International Paper Company in August 1985.


J. Gordon Reische +
5245 Cleveland Place
Metairie, LA
Trustee
Retired Managing Partner, New Orleans office, KPMG - Peat Marwick.  (1971-
1987).
Jeffrey W. Sterling
Federated Investors Tower
Pittsburgh, PA
Vice President and Assistant Treasurer
Vice President and Director, Private Label Management, Federated
Administrative Services.
Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
Secretary
Corporate Counsel, Federated Investors.
*This Trustee is deemed to be an "interested person" of the Fund or Tower Mutual Funds as defined in the Investment Company Act of 1940.

+Members of Tower Mutual Funds' Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.
FUND OWNERSHIP
Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.
The following list indicates the beneficial ownership of shareholders who are the beneficial owners of more than 5% of the outstanding shares of the following Funds as ofOctober 6, 1995: Hibernia National Bank, acting in various capacities for numerous accounts owned, of record: approximately 6,957,861 shares (77.67%) of Capital Appreciation Fund; approximately 1,767,241 shares (29.45%) of Louisiana Municipal Bond Fund; approximately 6,472,558 shares (95.76%) of Total Return Bond Fund; approximately 1,753,575 shares (42.12%) of U.S. Government Income Fund; approximately 166,866,502 shares (85.87%) shares of Cash Reserve Fund; and approximately 61,087,914 shares (57.24%) of U.S. Treasury Money Market Fund. Orthodontic Center of America, Metairie, Louisiana, owned approximately 10,825,920 shares (10.14%) of U.S. Treasury Money Market Fund and Curatorship of Chad A. Chamberlain/Wilmer J. Chamberlain - Provisional Curat, Houma, Louisiana, owned approximately 5,779,401 shares (5.41%) of U.S. Treasury Money Market Fund. TRUSTEES COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM
TRUST            CORPORATION*+


Edward C. Gonzales         $0
President, Trustee, Treasurer

Robert L. di Benedetto,    $12,000
Trustee
James A. Gayle, Sr.,       $12,000
Trustee
J. Gordon Reische,         $12,000
Trustee
*Information is furnished for the fiscal year ended August 31, 1995. The Trust is the only investment company in the complex.
+The aggregate compensation is provided for the Trust which is comprised of 6 portfolios.


TRUSTEE LIABILITY
Tower Mutual Funds' Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICE

ADVISER TO THE TRUST
The Trust's investment adviser is Hibernia National Bank (the "Adviser"). It provides investment advisory services through its Trust Division. Hibernia National Bank is a wholly-owned subsidiary of Hibernia Corporation.
The Adviser shall not be liable to the Tower Mutual Funds, a Fund, or any shareholder of any Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with Tower Mutual Funds.

Because of the internal controls maintained by Hibernia National Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Hibernia National Bank's or its affiliates' lending relationships with an issuer.
ADVISORY FEES
For its advisory services, Hibernia National Bank receives an annual investment advisory fee as described in the prospectus. The following shows all investment advisory fees incurred by the Funds and the amounts of those fees that were voluntarily waived by the Adviser:
                  Year Ended       Amount   Year Ended         Amount Year
Ended             Amount
Fund Name         Aug 31, 1995     Waived-1995        Aug 31, 1994    Waived-
1994              Aug 31, 1993     Waived-1993

Capital Appreciation Fund $1,018,267        $0       $1,048,592  $0   $939,741
                  $223,255
Louisiana Municipal
Income Fund       $314,904$55,983  $ 384,286         $68,318   $ 309,076
  $98,029
Total Return Bond Fund    $491,566 $0       $451,203 $0        $358,745*
                  $394,139
U.S. Government
Income Fund       $223,677$29,824  $354,418 $47,256  $336,772  $81,877
Cash Reserve Fund $814,726$0       $681,321 $0       $664,827  $0
U.S. Treasury Money
Market Fund       $341,980$188,089 $164,112 $91,001  $13,624** $10,423
* For the period from November 2, 1992 (date of inital public investment) to August 31, 1993.
** For the period from July 19, 1993 (date of initial public offering) to August 31, 1993.

  STATE EXPENSE LIMITATION
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If a Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2 1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1 1/2% per year of the remaining average net assets, the Adviser will reimburse a Fund for its expenses over the limitation.
     If a Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the
     amount of the excess, subject to an annual adjustment.   If the expense
     limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
ADMINISTRATIVE SERVICES

Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a
fee described in the prospectus.   The following shows all fees earned by
Federated Administrative Services and the amounts of those fees that were volintarily waived:
                 Year Ended        Amount    Year Ended        Amount Year
Ended            Amount
Fund Name        Aug 31, 1995      Waived-1995      Aug 31, 1994 Waived-1994
                 Aug 31, 1993      Waived-1993

Capital Appreciation Fund   $177,184$0        $184,784          $0    $171,550
                  $0
Louisiana Municipal
Income Fund       $91,349   $0      $112,857  $0     $94,164    $0
Total Return Bond Fund      $91,672 $0        $85,233$0         $69,676*   $0
U.S. Government
Income Fund       $64,915   $0      $104,100  $0     $102,555   $0
Cash Reserve Fund $265,774  $0      $225,124  $0     $228,135   $0
U.S. Treasury Money
Market Fund       $111,430  $0      $54,326   $1,781 $4,632**   $4,632
* For the period from November 2, 1992 (date of initial public investment) to August 31, 1993.
** For the period from July 19,1993 (date of initial   public offering) to
August 31, 1993.
TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING SERVICES

Federated Services Company, Pittsburgh, Pennsylvania, a subsidiary of Federated Investors, is transfer agent for the shares of the Funds and dividend disbursing agent for the Funds. It also provides certain accounting and recordkeeping services with respect to the Funds' portfolios of investments.
Federated Services Company receives a fee based on the size, type, and number of accounts and transactions made by shareholders. Federated Services Company also maintains the Funds' accounting records. The fee is based on the level of a Fund's average net assets for the period plus out-of-pocket expenses. CUSTODIAN

For its services as custodian, Hibernia National Bank may receive an annual fee, payable monthly based on a percentage of each Fund's average aggregate daily net assets, plus out-of-pocket expenses.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.
The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include:
   o advice as to the advisability of investing in securities;
   o security analysis and reports;
   o economic studies;
   o industry studies;
   o receipt of quotations for portfolio evaluations; and
   o similar services.
The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
Research services provided by brokers may be used by the Adviser in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.
For the fiscal years ended August 31, 1995, 1994, and 1993, Capital Appreciation Fund paid $304,546, $839,421, and $551,214, respectively, in brokerage commissions on brokerage transactions.

PURCHASING SHARES

Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Total Return Bond Fund, and U.S. Government Income Fund are sold at their net asset value with a sales charge. The Money Market Funds are sold at net asset value without a sales charge. Shares of the Funds are sold on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in the prospectus under "Investing in the Funds."
DISTRIBUTION PLAN
Tower Mutual Funds has adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan permits the payment of fees to brokers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers to provide distribution and administrative support services to shareholders and
(ii) stimulate administrators to render administrative support services to shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals. By adopting the Plan, the Trustees expect that the Funds will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Funds in seeking to achieve their investment objectives. By identifying potential investors whose needs are served by a Fund's objective, and properly servicing these accounts, a Fund may be able to curb sharp fluctuations in rates of redemptions and sales. Other benefits may include:
(1) an efficient and effective administrative system; (2) a more efficient use of shareholder assets by having them rapidly invested with a minimum of delay and administrative detail; and (3) an efficient and reliable shareholder records system and prompt responses to shareholder requests and inquiries concerning their accounts. Payments in the amount of $509,203, $175,534, and $339,422 were made pursuant to the Cash Reserve, Total Return Bond, and

Capital Appreciation Funds' respective distribution plans, all of which were paid to financial institutions.
CONVERSION TO FEDERAL FUNDS
It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Hibernia National Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.
DETERMINING NET ASSET VALUE

Net asset value of the Funds (except the Money Market Funds) generally changes each day. The Money Market Funds attempt to stabilize the value of a share at $1.00. The days on which the net asset value is calculated by a Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES
Market values of the Equity and Income Funds' portfolio securities are determined as follows:
   o for equity securities, according to the last sale price on a national securities exchange, if applicable;
   o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
   o for unlisted equity securities, the latest bid prices;
   o for bonds and other fixed income securities, as determined by an independent pricing service;
   o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of less than 60 days, at the time of purchase, at amortized cost; or
   o for all other securities, at fair value as determined in good faith by the Board of Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
The Funds will value futures contracts, options, and put options on futures and at their market values established by the exchanges at the close of option trading on such exchanges unless the Board of Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.
USE OF THE AMORTIZED COST METHOD
With respect to the Money Market Funds, the Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.
The Funds' use of the amortized cost method of calling portfolio instruments depends on its compliance with Rule 2a-7 (the "Rule") promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and a Fund's investment objective.
Under the Rule, a Fund is permitted to purchase instruments which are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party on (1) no more than 30 days' notice or (2) at specified intervals not exceeding 397 days on no more than 30 days' notice. A standby commitment entitles the Fund to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Fund acquires instruments subject to demand features and standby commitments to enhance the instrument's liquidity. The Fund treats demand features and standby commitments as a part of the underlying instruments, because the Fund does not acquire then for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Rule defines demand features and standby commitments as "puts," the Fund does not consider them to be separate investments for the purposes of its investment policies.
  MONITORING PROCEDURES
     The Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than .5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
  INVESTMENT RESTRICTIONS
     The Rule requires that a Fund limit its investments to instruments that, in the opinion of the Trustees, present minimal credit risks and have received the requisite rating from one or more nationally recognized statistical rating organizations. The Rule also requires a Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity of more than 397 days can be purchased by the Fund.
     Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, a Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by a Fund will meet the same criteria and will have investment policies consistent with Rule 2a-7.
     A Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by normal unrealized appreciation or depreciation of the portfolio.
     In periods of declining interest rates, the indicated daily yield on shares of a Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.
     In periods of rising interest rates, the indicated daily yield on shares of a Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.
EXCHANGE PRIVILEGE

REQUIREMENTS FOR EXCHANGE
Shareholders using the exchange privilege must exchange shares having a net asset value of at least $1,000. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.
This privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.

Further information on the exchange privilege and prospectuses may be obtained by calling Hibernia National Bank at the numbers on the cover of this Statement.
MAKING AN EXCHANGE
Instructions for exchanges may be given in writing. Written instructions may require a signature guarantee. Shares may also be exchanged by telephone, but only between fund accounts that have identical shareholder registrations. REDEEMING SHARES

A Fund redeems shares at the next computed net asset value after Hibernia National Bank receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although Hibernia National Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
REDEMPTION IN KIND
A Fund is obligated to redeem shares solely in cash up to $250,000, or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as net asset value is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur transaction costs.

Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Trustees determine to be fair and equitable.
TAX STATUS

THE FUNDS' TAX STATUS
The Funds will pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, a Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gain from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains reviewed as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.
CAPITAL GAINS
Long -term capital gains distributed to Fund shareholders (except the Money Market Funds) will be treated as long-term capital gains regardless of how long shareholders have held Fund shares.

Capital gains experienced by a Money Market Fund could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, a Fund realized net long-term capital gains, it will distribute them at least once every 12 months.
TOTAL RETURN

Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is compounded by multiplying the number of shares owned at the end of the period by the maximum offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
Capital Appreciation Fund's average annual total returns for the one-year period ended August 31, 1995 and for the period from October 14, 1988 (effective date of the Trust's registration statement) to August 31, 1995 were 17.07% and 13.23%, respectively.
Louisiana Municipal Income Fund's average annual total returns for the one-year period ended August 31, 1995, and, for the period from October 14, 1988 (effective date of the Trust's registration statement) to August 31, 1995, were 5.00% and 7.21%, respectively.
Total Return Bond Fund's average annual total returns for the one-year period ended August 31, 1995 and for the period from November 2, 1992 (date of initial public investment) to August 31, 1995, were 6.86% and 5.16%, respectively.
U.S. Government Income Fund's average annual total returns for the one-year period ended August 31, 1995 and for the period from October 14, 1988

(effective date of the Trust's registration statement) to August 31, 1995 were 6.28% and 7.71%, respectively.
YIELD

The yield for a Fund (except the Money Market Funds) is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by a Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the Securities and Exchange Commission and therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees. Capital Appreciation Fund's yield for the thirty-day period ended August 31, 1995 was 1.06%.
Louisiana Municipal Income Fund's yield for the thirty-day period ended August 31, 1995 was 5.06%.
Total Return Bond Fund's yield for the thirty-day period ended August 31, 1995 was 5.58%.
U.S. Government Income Fund's yield for the thirty-day period ended August 31, 1995 was 6.36%.
The Money Market Funds calculate yield based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.
Cash Reserve Fund's yield for the seven-day period ended August 31, 1995 was 5.01%.
U.S. Treasury Money Market Fund's yield for the seven-day period ended August 31, 1995 was 5.26%.
TAX-EQUIVALENT YIELD

Louisiana Municipal Income Fund's tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a combined federal and state marginal tax rate of 45.60% and assuming that the income is 100% tax-exempt.
The Fund's tax-equivalent yield for the thirty-day period ended August 31, 1995 was 9.30%.
                         TAXABLE YIELD EQUIVALENT FOR 1995

                              STATE OF LOUISIANA
                  COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
              19.00%  32.00%     37.00%      42.00%     45.60%



    JOINT        $1- $39,001-   $94,251-   $143,601-     OVER
    RETURN    39,000  94,250    143,600     256,500    256,500

Tax-Exempt
Yield                    Taxable Yield Equivalent


     1.50%     1.85%    2.21%     2.38%      2.59%       2.76%
     2.00%     2.47%    2.94%     3.17%      3.45%       3.68%
     2.50%     3.09%    3.68%     3.97%      4.31%       4.60%
     3.00%     3.70%    4.41%     4.76%      5.17%       5.51%
     3.50%     4.32%    5.15%     5.56%      6.03%       6.43%
     4.00%     4.94%    5.88%     6.35%      6.90%       7.35%
     4.50%     5.56%    6.62%     7.14%      7.76%       8.27%
     5.00%     6.17%    7.35%     7.94%      8.62%       9.19%
     5.50%     6.79%    8.09%     8.73%      9.48%      10.11%
     6.00%     7.41%    8.82%     9.52%     10.34%      11.03%
     6.50%     8.02%    9.56%    10.32%     11.21%      11.95%
     7.00%     8.64%   10.29%    11.11%     12.07%      12.87%
     7.50%     9.26%   11.03%    11.90%     12.93%      13.79%
     8.00%     9.88%   11.76%    12.70%     13.79%      14.71%

    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates and market value of portfolio securities; changes in expenses; and the relative amount of cash flow.

The Funds' (except the Money Market Funds) performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Funds' performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:
o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "money market instruments funds" category in advertising and sales literature.
O BANK RATE MONITOR NATIONAL INDEX, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution, and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.
O DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.
O STANDARDS & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stock listed on the index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.
o LEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX is compromised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Hutton, Inc., the index calculates total returns for one-month, three-months, twelve months, and ten-year periods and year-to-date.
O SALOMON BROTHERS AAA-AA CORPORATE INDEX calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.
O MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composite of rating assigned by Standard and Poor's

  Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.
O MERRILL LYNCH CORPORATE MASTER INDEX is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only bonds with a minimum maturity of one year are included.
O SALOMON BROTHERS BROAD INVESTMENT-GRADE ("BIG") BOND INDEX is designed to provide the investment-grade bond manager with an all-inclusive universe of institutionally traded U.S. Treasury, agency, mortgage and corporate securities which can be used as a benchmark. The BIG Index is market capitalization-weighted and includes all fixed rate bonds with a maturity of one year or longer and a minimum of $50-million amount outstanding at entry ($200 million for mortgage coupons) and remain in the index until their amount falls below $25 million.
O MORNINGSTAR, INC., an independent rating service , is the publisher of the bi-weekly Mutual Funds Values. Mutual Funds Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
FINANCIAL STATEMENTS

The financial statements for the fiscal year ended August 31, 1995, are incorporated herein by reference to the Funds' Combined Annual Report dated August 31, 1995 . A copy of the Annual Report may be obtained without charge by contacting the Funds at the address located on the back cover of the combined prospectus or by calling the Funds toll-free 1-800-999-0124.



APPENDIX

STANDARD AND POOR'S RATINGS GROUP MUNICIPAL BOND RATING DEFINITIONS
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
C - The rating C is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in default, and payments of interest and/or repayment of principal is in arrears.
MOODY'S INVESTORS SERVICE, INC., MUNICIPAL BOND RATING DEFINITIONS

AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default of have other marked shortcomings.
C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., BOND RATING DEFINITIONS
AAA bonds (highest quality) - the obligator has an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.
AA bonds (high quality) - the obligor's ability to pay interest and repay principal, while very strong, is some-what less than for AAA rated securities or more subject to possible change over the term of the issue.
MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS
PRIME-1 - Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:
   - Leading market positions in well established industries.
   - High rates of return on funds employed.
   - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

   - Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   - Well-established access to a range of financial markets and assured sources of alternate liquidity
PRIME-2 - Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME-3 - Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
NOT PRIME- Issuers rated NOT PRIME do not fall within any of the Prime rating categories.
FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATING DEFINITIONS
F-1+- EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1- VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2- GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.
F-3- FAIR CREDIT QUALITY. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate,

however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S- WEAK CREDIT QUALITY. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D- DEFAULT. Issues assigned this rating are in actual or imminent payment default.
LOC- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.














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